UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 11, 2018

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RealPage, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2201 Lakeside Boulevard
Richardson, Texas 75082
(Address of principal executive offices, including zip code)
(972) 820-3000
( Registrant’s telephone number, including area code )
(Former name or former address, if changed since last report)
  ______________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement.

On October 11, 2018, RealPage, Inc., a Delaware corporation (“RealPage”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among RealPage, RP Newco XXVI Inc., a wholly owned subsidiary of RealPage and a Delaware corporation (“Merger Sub”), Rentlytics, Inc., a Delaware corporation (“Rentlytics”), each of the equityholders of Rentlytics who have executed the Merger Agreement (the “Equityholders”) and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the Equityholders’ Representative (the “Representative”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into Rentlytics (the “Merger”), and Rentlytics will continue as the surviving corporation of the merger and as a wholly owned subsidiary of RealPage. The purchase price to be paid pursuant to the Merger Agreement is approximately $57 million in cash, subject to a working capital adjustment and a holdback of a portion of the purchase price to serve as security for the benefit of RealPage and its affiliates in respect of the indemnification obligations and post-closing purchase price adjustments. Subject to any indemnification obligations and post-closing purchase price adjustments, a percentage of the holdback will be released to the Equityholders on or shortly after each of the first and second anniversary dates of the closing.
The Merger Agreement contains customary representations and warranties and covenants of Rentlytics, the Equityholders, RealPage and Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of the specified dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of RealPage, Merger Sub, Rentlytics and the Equityholders or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in RealPage’s public disclosures.
The closing of the Merger is subject to standard conditions to be met by the parties prior to or at closing, as contained in the Merger Agreement. The Merger Agreement includes termination rights that could be exercised by RealPage or Rentlytics upon the occurrence of certain events, including the ability of RealPage or Rentlytics to terminate the Merger Agreement if the Merger has not been completed by October 31, 2018 (the “Termination Date”). In addition, RealPage may terminate the Merger Agreement in the event of a material breach or failure to perform by the Company or the Equityholders of any representations, warranties, covenants or other agreements to be performed by the Company or the Equityholders under the Merger Agreement, or any representation or warranty made by the Company or Equityholders shall become materially untrue, such that it cannot be cured by the Termination Date or otherwise causes a failure to meet a closing condition as set forth in the Merger Agreement. Rentlytics may terminate the Merger Agreement in the event of a material breach or failure to perform by RealPage or Merger Sub of any representations, warranties, covenants or other agreements to be performed by RealPage or the Merger Sub under the Merger Agreement, or any representation or warranty made by RealPage or the Merger Sub shall become materially untrue, such that it cannot be cured by the Termination Date or otherwise causes a failure to meet a closing condition as set forth in the Merger Agreement.
The foregoing summary is qualified in its entirety by the full text of the Merger Agreement, which RealPage will file with the Securities and Exchange Commission as an exhibit to a forthcoming periodic financial report.

Item 7.01.      Regulation FD Disclosure.
On October 12, 2018, RealPage issued a press release announcing that it entered into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished under Item 7.01 of this Current Report on Form 8-K shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	RealPage, Inc. Press Release dated October 12, 2018

Exhibit 99.1 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ W. Bryan Hill
W. Bryan Hill Executive Vice President, Chief Financial Officer and Treasurer

Date: October 12, 2018